Exhibit 10.3

Form of Change in Control Agreement

[date 1]

PERSONAL AND CONFIDENTIAL

[name and address]

Dear [name]:

The Dun & Bradstreet Corporation (the “Company”) considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel. In this connection, the Board of Directors of the Company (the “Board”) recognizes that, as is the case with many publicly held corporations, the possibility of a “Change in Control” (as such term is defined in Section 2) may exist and that such possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its shareholders.

The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Company’s management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control.

In order to induce you to remain in the employ of the Company, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the “Agreement”) in the event your employment with the Company is terminated under the circumstances described below subsequent to a Change in Control. No payment shall be made pursuant to this Agreement for any purpose whatsoever except upon the occurrence of a Change in Control.

1. Term of Agreement. This Agreement shall commence on [date 1], and shall continue in effect through [date 2]; provided, however, that commencing on [date 3], and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30th of the preceding year, the Company or you shall have given notice to the other that it or you, respectively, does not wish to extend this Agreement, provided, however, that no such notice shall be effective if a Change in Control or Potential

[date 1]

Change in Control shall have occurred prior to the date of such notice; and provided, further, that if a Change in Control occurs during the original or extended term of this Agreement, the remaining term of this Agreement shall be the 24-month period beginning on the date of such Change in Control.

2. Change in Control; Potential Change in Control.

(i) No benefits shall be payable hereunder unless there shall have been a Change in Control, as set forth below. For purposes of this Agreement, a “Change in Control” means the occurrence of any of the following events, but only to the extent such event constitutes a “change in control event” as that term is defined for purposes of Code Section 409A:

(a) any one “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company, but not including Persons solely because they purchase or own stock of the Company at the same time or as a result of the same public offering), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the Company’s stock, but only if such Person or group is not considered to effectively control the Company (within the meaning of Section 1.409A-3(i)(5)(vi) of the Treasury Regulations) prior to such acquisition;

(b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election;

(c) any one Person, or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company, but not including Persons solely because they purchase or own stock of the Company at the same time or as a result of the same public offering), acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company, but only if such Person or group was not considered to own more than fifty percent (50%) of the total voting power of the stock of the Company prior to such acquisition; or

(d) any one Person, or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company, but not including Persons solely because they purchase assets of the Company at the same time), acquires (or has acquired during the 12-month

[date 1]

period ending on the date of the most recent acquisition by such Person or group) assets from the Company that have a total gross fair market value (determined without regard to any liabilities associated with such assets) equal to or more than ninety percent (90%) of the total gross fair market value of all of the assets of the Company (determined without regard to any liabilities associated with such assets) immediately before such acquisition or acquisitions, except where the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock, (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the asset transfer, (iii) a Person, or more than one Person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company immediately after the asset transfer, or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in (iii), above, immediately after the asset transfer.

(ii) For purposes of this Agreement, a “Potential Change in Control” shall be deemed to have occurred if:

(a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

(b) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

(c) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

(iii) You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (a) a date which is 180 days from the occurrence of such Potential Change in Control, (b) the termination by you of your employment by reason of Disability as defined in Subsection 3(ii), or (c) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 4(iii) below.

3. Separation from Service Following Change in Control.

(i) General. If any of the events described in Section 2 constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 4(iii) upon the subsequent termination of your employment occurring during the twenty-four month period following such Change in Control unless such termination is (a) because of your death or Disability, (b) by the Company for Cause, or (c) by you other than for Good Reason. If your employment with the Company is terminated prior to a Change in Control at the request of a Person engaging in a

[date 1]

transaction or series of transactions that would result in a Change in Control, your actual termination shall be deemed a termination occurring during the twenty-four month period following the Change in Control and covered by Section 3 of this Agreement, your Separation from Service shall be deemed to have occurred immediately following the Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination. For purposes of this Agreement, “Separation from Service” shall mean “separation from service,” as defined in Section 1.409A-1(h) of the Treasury Regulations. The terms “terminate employment,” “termination of employment,” and similar terms as used herein mean a Separation from Service.

(ii) Disability. “Disability” shall mean your incapacity due to physical or mental illness. If you have been absent from the full-time performance of your duties with the Company for six consecutive months, and within thirty days after written notice of termination is thereafter given you shall not have returned to the full-time performance of your duties, your employment may be terminated for Disability.

(iii) Cause. Termination by the Company of your employment for “Cause” shall mean termination:

(a) upon the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in Subsection 3(v)) by you for Good Reason (as defined in Subsection 3(iv)), after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties;

(b) upon the willful engaging by you in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; or

(c) upon your conviction of a felony.

For purposes of this Subsection, no act, or failure to act, on your part shall be deemed “willful” unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Subsection and specifying the particulars thereof in detail.

(iv) Good Reason. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, “Good Reason” shall mean the

[date 1]

occurrence after a Change in Control, without your express written consent, of any of the following circumstances unless, in the case of paragraphs (a), (e), (f), or (g), such circumstances are fully corrected within sixty days of the Company’s receipt of the Notice of Termination (as defined in Section 3(v)) given in respect thereof:

(a) the assignment to you of any duties inconsistent with the position in the Company that you held immediately prior to the Change in Control, or an adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control;

(b) a reduction by the Company in your annual base salary and/or target bonus and/or perquisites as in effect on the date hereof or as the same may be increased from time to time except for across-the-board perquisites reductions similarly affecting all management personnel of the Company and all management personnel of any Person in control of the Company;

(c) the relocation of the Company’s offices at which you are principally employed immediately prior to the date of the Change in Control to a location more than thirty-five miles from such location, except for required travel on the Company’s business to an extent substantially consistent with your business travel obligations prior to the Change in Control; provided, however, that a relocation of the Company’s offices at which you are principally employed immediately prior to the date of the Change in Control to New York City shall not constitute “Good Reason” for purposes of this Agreement;

(d) the failure by the Company to pay to you any portion of your compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

(e) the failure by the Company to continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

(f) the failure by the Company to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Company’s life insurance, medical, dental, accident, or disability plans or perquisites in which you were participating at the time of the Change in Control, the taking of any action by the Company that would directly or

[date 1]

indirectly materially reduce any of such benefits, or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; or

(g) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (v) hereof (and, if applicable, the requirements of Subsection (iii) hereof), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

(v) Notice of Termination. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 6. “Notice of Termination” shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

4. Compensation During Disability or Upon Termination. Following a Change in Control, you shall be entitled to the following benefits during a period of Disability, or upon termination of your employment, as the case may be, occurring during the twenty-four month period commencing on the Change in Control:

(i) During any period that you fail to perform your full-time duties with the Company as a result of a Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Company’s disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 3(ii) hereof. Thereafter, or in the event your employment shall be terminated by reason of your death, your benefits shall be determined under the Company’s retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

(ii) If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, the Company shall pay you your full base salary through the date of your Separation from Service at the rate in effect at the time Notice of Termination is given, no later than the fifth day following the date of your Separation from Service, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due, and the Company shall have no further obligations to you under this Agreement.

[date 1]

(iii) If your employment by the Company should be terminated by the Company other than for Cause or Disability or if you should terminate your employment for Good Reason, you shall be entitled to the benefits provided below:

(a) the Company shall pay to you your full base salary through the date of your Separation from Service at the rate in effect at the time Notice of Termination is given, no later than the fifth day following the date of your Separation from Service, plus all other amounts to which you are entitled under any compensation plan of the Company, at the time such payments are due;

(b) the Company shall pay as severance pay to you, at the time specified in Subsection (v), a lump sum cash severance payment (in addition to the payments provided in paragraphs (c), (d), (e), (f), (g), and (h) below) equal to (1) 300% of the greater of (A) your annual base salary in effect on the date of your Separation from Service or (B) your annual base salary in effect immediately prior to the Change in Control, and (2) 300% of your target bonus with respect to the year in which the Change in Control occurs. Your annual base salary and target bonus (as taken into account under the first half of this Subsection (iii)(b)) shall count for three years additional credited service and be included in final average earnings calculations for participants in the Company's Executive Retirement Plan and any successor or substitute plans thereto;

(c) in lieu of shares of common stock of the Company (“Common Shares”) issuable upon exercise of outstanding options (“Options”) and stock appreciation rights (“SARs”), if any, granted to you under the Company's stock incentive plans (which Options and SARs shall be cancelled upon the making of the payment referred to below), the Company shall pay to you, at the time specified in Subsection (v), a lump sum cash payment equal to the product of (1) the excess of the closing price of Common Shares as reported on the New York Stock Exchange on or nearest the date of your Separation from Service (or, if not listed on such exchange, on a nationally recognized exchange or quotation system on which trading volume in the Common Shares is highest) over the per share option price of each Option or SAR held by you (whether or not then fully exercisable), and (2) the number of Common Shares covered by each such Option or SAR;

(d) in lieu of Common Shares issuable upon the lapse of restrictions, if any, granted to you under the Company's stock incentive plans or any successor or substitute plan(s) thereto, the Company shall pay to you, at the time specified in Subsection (v), a lump sum cash payment equal to the product of (1) the closing price of Common Shares as reported on the New York Stock Exchange on or nearest the date of your Separation from Service (or, if not listed on such exchange, on a nationally recognized exchange or quotation system on which trading volume in the Common Shares is highest) or the highest per share price for Common Shares actually paid in connection with any Change in Control, whichever is greater (such price, the “Price”), and (2) the number of Common Shares granted to you subject to such restrictions;

[date 1]

(e)(1) in lieu of amounts that may otherwise be payable to you in equity at the end of a performance period in progress as of your termination, you shall receive, at the time specified in Subsection (v), a lump sum cash payment equal to the amount you would have been paid at a 100% target valuation, and (2) all stock-based awards granted to you under the Company’s stock incentive plans, other than those referred to in Section 4(iii)(c) or 4(iii)(d), above, whether or not vested, shall be cancelled, and you shall receive a lump sum cash payment equal to the product of (A) the number of shares subject to such cancelled awards and (B) the Price;

(f) the Company shall reimburse you for outplacement counseling and job search activities in an amount no greater than the lesser of 20% of your annual salary and target bonus as in effect on the date of your Separation from Service or $100,000. To the extent these payments are subject to Code Section 409A, then such expenses must be incurred before the last day of the second taxable year following the taxable year in which your Separation from Service occurred, provided that any reimbursement for such expenses must be paid to you before your third taxable year following the taxable year in which your Separation from Service occurred. The Company shall also reimburse you for all legal fees and expenses incurred by you in contesting or disputing a termination under this Section 4(iii) or in seeking to obtain or enforce any right or benefit provided by this Agreement provided that all such reimbursements be made as soon as practicable but no later than March 15 of the year following the year in which any judgment or settlement is finalized.

(g) for a thirty-six month period after such termination, the Company shall arrange to provide you with life and health insurance benefits substantially similar to those which you were receiving immediately prior to the Notice of Termination. To the extent such benefits are subject to Code Section 409A, the benefits provided pursuant to this Subsection shall be treated as follows: (i) the amount of such benefits provided during one taxable year shall not affect the amount of such benefits provided in any other taxable year, except that to the extent such benefits consist of the reimbursement of expenses referred to in Section 105(b) of the Code, a limitation may be imposed on the amount of such reimbursements over some or all of the thirty-six month period, as described in Treasury Regulation Section1.409A-3(i)(iv)(B), (ii) to the extent that any such benefits consist of reimbursement of eligible expenses, such reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred and (iii) no such benefit may be liquidated or exchanged for another benefit. Notwithstanding the foregoing, the Company shall not provide any benefit otherwise receivable by you pursuant to this paragraph (g) if an equivalent benefit is actually received by you during the thirty-six month period following your termination, and any such benefit actually received by you shall be reported to the Company;

[date 1]

(h) at the time specified in Subsection (v), the Company shall pay to you, in lieu of amounts that may otherwise be payable to you under any bonus plan or cash incentive plan (a “Bonus Plan”), a lump sum cash payment equal to (1) your annual target bonus for the year in which the Change in Control occurs, multiplied by a fraction, (A) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (B) the denominator of which is 365, and (2) the entire target bonus opportunity with respect to each performance period in progress under all other Bonus Plans in effect at the time of termination.

(iv) The payments provided for in Subsections (iii)(b), (c), (d), (e), (f) and (h) shall be made not later than the fifth day following your Separation from Service; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after your Separation from Service. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall be deemed to be paid in error and shall be payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). Notwithstanding anything herein to the contrary, to the extent payments provided for in Section 4(iii) are subject to Code Section 409A, if you are determined by the Company to be a Specified Key Employee, such amounts otherwise payable to you upon your Separation from Service shall be accumulated and paid to you on the date immediately after the expiration of the six-month period following your Separation from Service. For purposes of this Agreement, “Specified Key Employee” shall mean an employee who, at the time of his or her Separation from Service is a “specified employee” as defined in Code Section 409A(a)(2)(B)(i). Specified Key Employees will be identified by the Company according to procedures adopted by the Board or the Compensation & Benefits Committee of the Board (the “Committee”) applicable to all plans and agreements sponsored by the Company that are subject to Code Section 409A.

(v) Except as provided in Subsection (iii)(g) hereof, you shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

[date 1]

(vi) With respect to the Executive Retirement Plan of The Dun & Bradstreet Corporation, as such plan applies to you, if you receive any amounts pursuant to Subsections (iii) (b), (c), (d), (e), (f), (g) and (h) of this Article, you shall be deemed to have received the Company’s “consent” under Section 4.2(b) of such plan (relating to the reduction in retirement benefits upon certain terminations of employment).

(vii) With respect to the Executive Retirement Plan of The Dun & Bradstreet Corporation and The Dun & Bradstreet Corporation Key Employees’ Nonqualified Deferred Compensation Plan, and as such plans apply to you, following a Change in Control, the Committee’s determinations and interpretations of such plans shall be consistent with pre-Change in Control practice, to the extent applicable, and, in the event of any dispute with you regarding your entitlement to benefits under such plans, such determinations and interpretations shall be subject to a de novo standard of review (and shall not be entitled to a deferential standard of review) by any tribunal or adjudicator in connection with any post-Change in Control determination or interpretation of benefit eligibility or entitlement.

5. Successors; Binding Agreement.

(i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. Failure of the Company to obtain such express assumption and agreement at or prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to lump sum cash payment from the Company, within five days of the Change in Control, in the same amount and on the same terms to which you would be entitled hereunder if you were to terminate your employment for Good Reason immediately following a Change in Control. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

(ii) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your estate.

6. Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notice to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company), or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

[date 1]

7. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

8. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

10. Prior Agreement. In consideration of the benefits provided hereunder, you agree that all prior agreements with respect to the subject matter contained herein, made between you and The Dun & Bradstreet Corporation have become null and void and of no force or effect.

11. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto with respect to the subject matter contained herein.

12. Code Section 409A. This Agreement is intended to comply with Code Section 409A and all guidance issued thereunder by the U.S. Internal Revenue Service in all respects and shall be administered in a manner consistent with such intent. If an unintentional operational failure occurs with respect to Code Section 409A requirements, you agree to fully cooperate with the Company to correct the

[date 1]

failure, to the extent possible, in accordance with any correction procedure established by the U.S. Internal Revenue Service. Any reference herein to Code Section 409A or to Section 1.409A of the Treasury Regulations shall be interpreted to refer to any successor section of the Code, the Treasury Regulations, or other guidance issued by the U.S. Internal Revenue Service, as appropriate.

If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

Sincerely,

THE DUN & BRADSTREET CORPORATION

By:
Senior Vice President - Human Resources

Agreed to this              day

of             , 20

[name]

Form of Change in Control Agreement

[date 1]

PERSONAL AND CONFIDENTIAL

[name and address]

Dear [name]:

The Dun & Bradstreet Corporation (the “Company”) considers it essential to the best interests of its shareholders to foster the continued employment of key management personnel. In this connection, the Board of Directors of the Company (the “Board”) recognizes that, as is the case with many publicly held corporations, the possibility of a “Change in Control” (as such term is defined in Section 2) may exist and that such possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its shareholders.

The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Company’s management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control.

In order to induce you to remain in the employ of the Company, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the “Agreement”) in the event your employment with the Company is terminated under the circumstances described below subsequent to a Change in Control. No payment shall be made pursuant to this Agreement for any purpose whatsoever except upon the occurrence of a Change in Control.

1. Term of Agreement. This Agreement shall commence on [date 1], and shall continue in effect through [date 2]; provided, however, that commencing on [date 3], and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30th of the preceding year, the Company or you shall have given notice to the other that it or you, respectively, does not wish to extend this Agreement, provided, however, that no such notice shall be effective if a Change in Control or Potential

[date 1]

Change in Control shall have occurred prior to the date of such notice; and provided, further, that if a Change in Control occurs during the original or extended term of this Agreement, the remaining term of this Agreement shall be the 24-month period beginning on the date of such Change in Control.

2. Change in Control; Potential Change in Control.

(i) No benefits shall be payable hereunder unless there shall have been a Change in Control, as set forth below. For purposes of this Agreement, a “Change in Control” means the occurrence of any of the following events, but only to the extent such event constitutes a “change in control event” as that term is defined for purposes of Code Section 409A:

(a) any one “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company, but not including Persons solely because they purchase or own stock of the Company at the same time or as a result of the same public offering), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the Company’s stock, but only if such Person or group is not considered to effectively control the Company (within the meaning of Section 1.409A-3(i)(5)(vi) of the Treasury Regulations) prior to such acquisition;

(b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election;

(c) any one Person, or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company, but not including Persons solely because they purchase or own stock of the Company at the same time or as a result of the same public offering), acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company, but only if such Person or group was not considered to own more than fifty percent (50%) of the total voting power of the stock of the Company prior to such acquisition; or

(d) any one Person, or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company, but not including Persons solely because they purchase assets of the Company at the same time), acquires (or has acquired during the 12-month

[date 1]

period ending on the date of the most recent acquisition by such Person or group) assets from the Company that have a total gross fair market value (determined without regard to any liabilities associated with such assets) equal to or more than ninety percent (90%) of the total gross fair market value of all of the assets of the Company (determined without regard to any liabilities associated with such assets) immediately before such acquisition or acquisitions, except where the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock, (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the asset transfer, (iii) a Person, or more than one Person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company immediately after the asset transfer, or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in (iii), above, immediately after the asset transfer.

(ii) For purposes of this Agreement, a “Potential Change in Control” shall be deemed to have occurred if:

(a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

(b) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

(c) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

(iii) You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (a) a date which is 180 days from the occurrence of such Potential Change in Control, (b) the termination by you of your employment by reason of Disability as defined in Subsection 3(ii), or (c) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 4(iii) below.

3. Separation from Service Following Change in Control.

(i) General. If any of the events described in Section 2 constituting a Change in Control shall have occurred, you shall be entitled to the benefits provided in Section 4(iii) upon the subsequent termination of your employment occurring during the twenty-four month period following such Change in Control unless such termination is (a) because of your death or Disability, (b) by the Company for Cause, or (c) by you other than for Good Reason. If your employment with the Company is terminated prior to a Change in Control at the request of a Person engaging in a

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transaction or series of transactions that would result in a Change in Control, your actual termination shall be deemed a termination occurring during the twenty-four month period following the Change in Control and covered by Section 3 of this Agreement, your Separation from Service shall be deemed to have occurred immediately following the Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination. For purposes of this Agreement, “Separation from Service” shall mean “separation from service,” as defined in Section 1.409A-1(h) of the Treasury Regulations. The terms “terminate employment,” “termination of employment,” and similar terms as used herein mean a Separation from Service.

(ii) Disability. “Disability” shall mean your incapacity due to physical or mental illness. If you have been absent from the full-time performance of your duties with the Company for six consecutive months, and within thirty days after written notice of termination is thereafter given you shall not have returned to the full-time performance of your duties, your employment may be terminated for Disability.

(iii) Cause. Termination by the Company of your employment for “Cause” shall mean termination:

(a) upon the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in Subsection 3(v)) by you for Good Reason (as defined in Subsection 3(iv)), after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties;

(b) upon the willful engaging by you in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; or

(c) upon your conviction of a felony.

For purposes of this Subsection, no act, or failure to act, on your part shall be deemed “willful” unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Subsection and specifying the particulars thereof in detail.

(iv) Good Reason. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, “Good Reason” shall mean the

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occurrence after a Change in Control, without your express written consent, of any of the following circumstances unless, in the case of paragraphs (a), (e), (f), or (g), such circumstances are fully corrected within sixty days of the Company’s receipt of the Notice of Termination (as defined in Section 3(v)) given in respect thereof:

(a) the assignment to you of any duties inconsistent with the position in the Company that you held immediately prior to the Change in Control, or an adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control;

(b) a reduction by the Company in your annual base salary and/or target bonus and/or perquisites as in effect on the date hereof or as the same may be increased from time to time except for across-the-board perquisites reductions similarly affecting all management personnel of the Company and all management personnel of any Person in control of the Company;

(c) the relocation of the Company’s offices at which you are principally employed immediately prior to the date of the Change in Control to a location more than thirty-five miles from such location, except for required travel on the Company’s business to an extent substantially consistent with your business travel obligations prior to the Change in Control; provided, however, that a relocation of the Company’s offices at which you are principally employed immediately prior to the date of the Change in Control to New York City shall not constitute “Good Reason” for purposes of this Agreement;

(d) the failure by the Company to pay to you any portion of your compensation or to pay to you any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date such compensation is due;

(e) the failure by the Company to continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

(f) the failure by the Company to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Company’s life insurance, medical, dental, accident, or disability plans or perquisites in which you were participating at the time of the Change in Control, the taking of any action by the Company that would directly or

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indirectly materially reduce any of such benefits, or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; or

(g) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (v) hereof (and, if applicable, the requirements of Subsection (iii) hereof), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

(v) Notice of Termination. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 6. “Notice of Termination” shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

4. Compensation During Disability or Upon Termination. Following a Change in Control, you shall be entitled to the following benefits during a period of Disability, or upon termination of your employment, as the case may be, occurring during the twenty-four month period commencing on the Change in Control:

(i) During any period that you fail to perform your full-time duties with the Company as a result of a Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Company’s disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 3(ii) hereof. Thereafter, or in the event your employment shall be terminated by reason of your death, your benefits shall be determined under the Company’s retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

(ii) If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, the Company shall pay you your full base salary through the date of your Separation from Service at the rate in effect at the time Notice of Termination is given, no later than the fifth day following the date of your Separation from Service, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due, and the Company shall have no further obligations to you under this Agreement.

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(iii) If your employment by the Company should be terminated by the Company other than for Cause or Disability or if you should terminate your employment for Good Reason, you shall be entitled to the benefits provided below:

(a) the Company shall pay to you your full base salary through the date of your Separation from Service at the rate in effect at the time Notice of Termination is given, no later than the fifth day following the date of your Separation from Service, plus all other amounts to which you are entitled under any compensation plan of the Company, at the time such payments are due;

(b) the Company shall pay as severance pay to you, at the time specified in Subsection (v), a lump sum cash severance payment (in addition to the payments provided in paragraphs (c), (d), (e), (f), (g), and (h) below) equal to (1) 200% of the greater of (A) your annual base salary in effect on the date of your Separation from Service or (B) your annual base salary in effect immediately prior to the Change in Control, and (2) 200% of your target bonus with respect to the year in which the Change in Control occurs. Your annual base salary and target bonus (as taken into account under the first half of this Subsection (iii)(b)) shall count for two years additional credited service and be included in final average earnings calculations for participants in the Company’s Executive Retirement Plan and any successor or substitute plans thereto;

(c) in lieu of shares of common stock of the Company (“Common Shares”) issuable upon exercise of outstanding options (“Options”) and stock appreciation rights (“SARs”), if any, granted to you under the Company’s stock incentive plans (which Options and SARs shall be cancelled upon the making of the payment referred to below), the Company shall pay to you, at the time specified in Subsection (v), a lump sum cash payment equal to the product of (1) the excess of the closing price of Common Shares as reported on the New York Stock Exchange on or nearest the date of your Separation from Service (or, if not listed on such exchange, on a nationally recognized exchange or quotation system on which trading volume in the Common Shares is highest) over the per share option price of each Option or SAR held by you (whether or not then fully exercisable), and (2) the number of Common Shares covered by each such Option or SAR;

(d) in lieu of Common Shares issuable upon the lapse of restrictions, if any, granted to you under the Company’s stock incentive plans or any successor or substitute plan(s) thereto, the Company shall pay to you, at the time specified in Subsection (v), a lump sum cash payment equal to the product of (1) the closing price of Common Shares as reported on the New York Stock Exchange on or nearest the date of your Separation from Service (or, if not listed on such exchange, on a nationally recognized exchange or quotation system on which trading volume in the Common Shares is highest) or the highest per share price for Common Shares actually paid in connection with any Change in Control, whichever is greater (such price, the “Price”), and (2) the number of Common Shares granted to you subject to such restrictions;

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(e)(1) in lieu of amounts that may otherwise be payable to you in equity at the end of a performance period in progress as of your termination, you shall receive, at the time specified in Subsection (v), a lump sum cash payment equal to the amount you would have been paid at a 100% target valuation, and (2) all stock-based awards granted to you under the Company’s stock incentive plans, other than those referred to in Section 4(iii)(c) or 4(iii)(d), above, whether or not vested, shall be cancelled, and you shall receive a lump sum cash payment equal to the product of (A) the number of shares subject to such cancelled awards and (B) the Price;

(f) the Company shall reimburse you for outplacement counseling and job search activities in an amount no greater than the lesser of 15% of your annual salary and target bonus as in effect on the date of your Separation from Service or $50,000. To the extent these payments are subject to Code Section 409A, then such expenses must be incurred before the last day of the second taxable year following the taxable year in which your Separation from Service occurred, provided that any reimbursement for such expenses must be paid to you before your third taxable year following the taxable year in which your Separation from Service occurred. The Company shall also reimburse you for all legal fees and expenses incurred by you in contesting or disputing a termination under this Section 4(iii) or in seeking to obtain or enforce any right or benefit provided by this Agreement provided that all such reimbursements be made as soon as practicable but no later than March 15 of the year following the year in which any judgment or settlement is finalized.

(g) for a twenty-four month period after such termination, the Company shall arrange to provide you with life and health insurance benefits substantially similar to those which you were receiving immediately prior to the Notice of Termination. To the extent such benefits are subject to Code Section 409A, the benefits provided pursuant to this Subsection shall be treated as follows: (i) the amount of such benefits provided during one taxable year shall not affect the amount of such benefits provided in any other taxable year, except that to the extent such benefits consist of the reimbursement of expenses referred to in Section 105(b) of the Code, a limitation may be imposed on the amount of such reimbursements over some or all of the twenty-four month period, as described in Treasury Regulation Section1.409A-3(i)(iv)(B), (ii) to the extent that any such benefits consist of reimbursement of eligible expenses, such reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred and (iii) no such benefit may be liquidated or exchanged for another benefit. Notwithstanding the foregoing, the Company shall not provide any benefit otherwise receivable by you pursuant to this paragraph (g) if an equivalent benefit is actually received by you during the twenty-four month period following your termination, and any such benefit actually received by you shall be reported to the Company;

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(h) at the time specified in Subsection (v), the Company shall pay to you, in lieu of amounts that may otherwise be payable to you under any bonus plan or cash incentive plan (a “Bonus Plan”), a lump sum cash payment equal to (1) your annual target bonus for the year in which the Change in Control occurs, multiplied by a fraction, (A) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (B) the denominator of which is 365, and (2) the entire target bonus opportunity with respect to each performance period in progress under all other Bonus Plans in effect at the time of termination.

(iv) The payments provided for in Subsections (iii)(b), (c), (d), (e), (f) and (h) shall be made not later than the fifth day following your Separation from Service; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after your Separation from Service. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall be deemed to be paid in error and shall be payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). Notwithstanding anything herein to the contrary, to the extent payments provided for in Section 4(iii) are subject to Code Section 409A, if you are determined by the Company to be a Specified Key Employee, such amounts otherwise payable to you upon your Separation from Service shall be accumulated and paid to you on the date immediately after the expiration of the six-month period following your Separation from Service. For purposes of this Agreement, “Specified Key Employee” shall mean an employee who, at the time of his or her Separation from Service is a “specified employee” as defined in Code Section 409A(a)(2)(B)(i). Specified Key Employees will be identified by the Company according to procedures adopted by the Board or the Compensation & Benefits Committee of the Board (the “Committee”) applicable to all plans and agreements sponsored by the Company that are subject to Code Section 409A.

(v) Except as provided in Subsection (iii)(g) hereof, you shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

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(vi) With respect to the Executive Retirement Plan of The Dun & Bradstreet Corporation, as such plan applies to you, if you receive any amounts pursuant to Subsections (iii) (b), (c), (d), (e), (f), (g) and (h) of this Article, you shall be deemed to have received the Company’s “consent” under Section 4.2(b) of such plan (relating to the reduction in retirement benefits upon certain terminations of employment).

(vii) With respect to the Executive Retirement Plan of The Dun & Bradstreet Corporation and The Dun & Bradstreet Corporation Key Employees’ Nonqualified Deferred Compensation Plan, and as such plans apply to you, following a Change in Control, the Committee’s determinations and interpretations of such plans shall be consistent with pre-Change in Control practice, to the extent applicable, and, in the event of any dispute with you regarding your entitlement to benefits under such plans, such determinations and interpretations shall be subject to a de novo standard of review (and shall not be entitled to a deferential standard of review) by any tribunal or adjudicator in connection with any post-Change in Control determination or interpretation of benefit eligibility or entitlement.

5. Successors; Binding Agreement.

(i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. Failure of the Company to obtain such express assumption and agreement at or prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to lump sum cash payment from the Company, within five days of the Change in Control, in the same amount and on the same terms to which you would be entitled hereunder if you were to terminate your employment for Good Reason immediately following a Change in Control. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.

(ii) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your estate.

6. Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notice to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company), or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

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7. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party that are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

8. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

10. Prior Agreement. In consideration of the benefits provided hereunder, you agree that all prior agreements with respect to the subject matter contained herein, made between you and The Dun & Bradstreet Corporation have become null and void and of no force or effect.

11. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto with respect to the subject matter contained herein.

12. Code Section 409A. This Agreement is intended to comply with Code Section 409A and all guidance issued thereunder by the U.S. Internal Revenue Service in all respects and shall be administered in a manner consistent with such intent. If an unintentional operational failure occurs with respect to Code Section 409A requirements, you agree to fully cooperate with the Company to correct the

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failure, to the extent possible, in accordance with any correction procedure established by the U.S. Internal Revenue Service. Any reference herein to Code Section 409A or to Section 1.409A of the Treasury Regulations shall be interpreted to refer to any successor section of the Code, the Treasury Regulations, or other guidance issued by the U.S. Internal Revenue Service, as appropriate.

If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

Sincerely,

THE DUN & BRADSTREET CORPORATION

By:
Senior Vice President - Human Resources

Agreed to this              day

of             , 20

[name]